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                                                               EXHIBIT 23a (CEI)






                   THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------




As independent public accountants, we hereby consent to the incorporation of our report on the consolidated financial statements and schedule of The Cleveland Electric Illuminating Company and subsidiaries dated February 14, 1997, included in this Form 10-K, into The Cleveland Electric Illuminating Company's previously filed Registration Statement, File No. 33-55513.







                                            ARTHUR ANDERSEN LLP


















Cleveland, Ohio
March 26, 1997